                                                                     EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                                   ----------


              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                    / / CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)


                            FLEET NATIONAL BANK
          ---------------------------------------------------------
              (Exact name of trustee as specified in its charter)


       Not applicable                               04-317415
- -------------------------------             -----------------------------
   (State of incorporation                       (I.R.S. Employer
    if not a national bank)                     Identification No.)



 One Monarch Place, Springfield, MA                    01102
- ----------------------------------------    -----------------------------
(Address of principal executive offices)             (Zip Code)



    Pat Beaudry, 777 Main Street, Hartford, CT  06115 (203) 728-2065
     --------------------------------------------------------------
       (Name, address and telephone number of agent for service)


                           HILLS STORES COMPANY
             ---------------------------------------------------
             (Exact name of obligor as specified in its charter)

                      Hills Department Store Company
                        Canton Advertising, Inc.
                        Corporate Vision, Inc.
                        C.R.H. International, Inc.
                        HDS Transport, Inc.
                        Hills Distributing Company

            ------------------------------------------------------
            (Exact name of guarantors as specified in its charter)


         Delaware                                 31-1153510
         Delaware                                 04-3201920
         Massachusetts                            31-1110263
         Massachusetts                            04-3033031
         Ohio                                     31-0843874
         Ohio                                     31-0799137
         Delaware                                 04-3078935
- -------------------------------             -----------------------------
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)



 15 Dan Road, Canton, Massachusetts                  02021
- ----------------------------------------    -----------------------------
(Address of principal executive offices)             (Zip Code)


                     12 1/2% Senior Notes due 2003, Series B
       ------------------------------------------------------------------
                     (Title of the indenture securities)

Item 1.         General Information.

Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject:

                        The Comptroller of the Currency
                        Washington, D.C.

                        Federal Reserve Bank of Boston
                        Boston, Massachusetts

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

          (b)   Whether it is authorized to exercise
                corporate trust powers:

                        The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.


                None with respect to the trustee.



Item 16.        List of exhibits.

                List below all exhibits filed as a part of this statement of eligibility and qualification.

                (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 25, of Registration Statement No. 333-01843)

                (2) A copy of the Certificate of Authority of the trustee to do business. (See Exhibit 25, Registration Statement No. 333-01843)

                (3) The authorization of the Trustee to exercise corporate trust powers is referenced in Exhibit 1 of this Item 16.

                (4) A copy of the By-Laws of the trustee as now in effect. (See Exhibit 25, Registration Statement No. 333-01843)

                (5) Consent of the trustee required by Section 321(b) of the Act is reiterated in Exhibit 2 of this item 16.

                (6) A copy of the latest Report of Condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as now in effect. (See
                     Exhibit 25 of Registration Statement No. 333-02183).

                     *The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission to which there have been no amendments or changes.

                                    NOTES


In as much as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base answers to Item 2, the answers to said Items are based upon incomplete information.

Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


               Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 12th day of June, 1996.

                                         FLEET NATIONAL BANK,
                                         AS TRUSTEE




                                   By:  /s/ FRANK KIMBALL
                                        -------------------------
                                        Frank Kimball
                                        Its Vice President

                                  EXHIBIT 1



                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)
                       OF THE TRUST INDENTURE ACT OF 1939


     The undersigned, as Trustee under the Indenture to be entered into between Hills Stores Company and Fleet National Bank, as Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                           FLEET NATIONAL BANK,
                                           AS TRUSTEE


                                       By   /s/ FRANK KIMBALL
                                            -------------------------------
                                             Frank Kimball
                                             Its Vice President


Dated:  June 12, 1996

                                    EXHIBIT 2


[LOGO]

- --------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
- --------------------------------------------------------------------------------

Washington, D.C. 20219



                       Certification of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "Fleet National Bank of Connecticut", Hartford, Connecticut, (Charter No. 1338), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved
September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 4th day of April, 1996.


                                       /s/ EUGENE A. LUDWIG
                                       ----------------------------------
                                       Comptroller of the Currency